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                                                                EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation., a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Burton J. Kloster, Jr., and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $7,500,000,000 aggregate principal amount of Debt Securities and Warrants to purchase such Debt Securities, (ii) a Registration Statement of the Corporation on Form S-3 under the Securities Act with respect to $400,000,000 aggregate liquidation preference of Variable Cumulative Preferred Stock, and
(iii) any and all amendments and post-effective amendments to either such Registration Statements as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 29th day of June, 1995.



- -----------------------------------     -----------------------------------
Gary C. Wendt                           James A. Parke
Chairman of the Board, President        Senior Vice President, Finance
   and Chief Executive Officer             (Principal Financial Officer)
   (Principal Executive Officer)


- -----------------------------------     -----------------------------------
Jeffrey S. Werner                       Joan C. Amble
Senior Vice President - Corporate       Vice President and Controller
   Treasury and Global Funding          (Principal Accounting Officer)
   Operation


- -----------------------------------     -----------------------------------
Denis J. Nayden                         Nigel D.T. Andrews
President, Chief Operating              Director
Officer and Director


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- -----------------------------------     -----------------------------------
James R. Bunt                           Dennis D. Dammerman
Director                                Director


- -----------------------------------     -----------------------------------
Paolo Fresco                            Dale F. Frey
Director                                Director



- -----------------------------------     -----------------------------------
Benjamin W. Heineman, Jr.              Burton J. Kloster, Jr.
Director                                Director


- -----------------------------------     -----------------------------------
Hugh J. Murphy                          Michael A. Neal
Director                                Director


- -----------------------------------     -----------------------------------
John M. Samuels                         Edward D. Stewart
Director                                Director


- -----------------------------------
John F. Welch, Jr.
Director